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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2001

TAB PRODUCTS CO.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07736 (Commission File Number)	94-1190862 (IRS Employer Identification No.)

935 Lakeview Parkway
Suite 195
Vernon Hills, IL 60061-1442

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (847) 968-5400

2130 Gold Street
P.O. Box 649061
San Jose, CA 95164-9061

(Former name or former address, if changed since last report)

ITEM 5.  OTHER MATTERS.

Tab Products Co. (hereafter referred to as "Tab" or "the Company") has moved its principal executive offices from 2130 Gold Street, P.O. Box 649061, San Jose California 95164-9061 to 935 Lakeview Parkway, Suite 195, Vernon Hills, Illinois 60061-1442, effective as of April 30, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT INDEX

Exhibit No.	Description
99.1	Registrant Business Model
99.2	Registrant Turn-Around Plan and Actions
99.3	Registrant Fiscal Year 2001 and Fiscal Fourth Quarter Non-Recurring Charges and Fiscal Year 2001 and Fiscal Fourth Quarter Projections
99.4	Registrant Fiscal Year 2002 and Fiscal First Quarter Projections
99.5	Registrant Strategic Outlook for Fiscal Years 2003 through 2005

ITEM 9.  REGULATION FD DISCLOSURE

Tab Products Co. is pursuing and will continue to pursue a vigorous program to restore stockholder value and long-term growth. Exhibits 99.1 through 99.5 filed under this item 9, provide an overview of the Company's outlook and these activities.

The information contained in Exhibit 99.1 through Exhibit 99.5 includes forward-looking statements and financial projections that involve risks and uncertainties. You can identify forward-looking statements by terminology such as "may", "intends", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "forecasts", "projections", "potential", or "continue", or the negative of these terms and other comparable terminology. These statements and financial projections are only predictions. Actual results could differ materially from those anticipated in these forward-looking statements and financial projections as a result of a number of factors, including fluctuations in demand or market acceptance for the Company's products and services, changes in current economic conditions, availability and retention of qualified sales personnel, unanticipated increases in the cost of product components, our ability to use manufacturing assets efficiently, inability to attain forecasted cost reductions, pricing trends, increased competition, product mix, availability of product components, and the risk factors described in Tab's periodic filings with the Securities and Exchange Commission. Tab is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements or financial projections whether as a result of new information, future events or otherwise. Before making an investment decision concerning Tab securities, you should take into account that the occurrence of the events described in Tab's risk factors, as set forth in Tab's periodic filings with the Securities and Exchange Commission, could harm its business, operating results, and financial condition.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tab Products Co.
Date: June 20, 2001	By:	/s/ GARY W. AMPULSKI Gary W. Ampulski President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Registrant Business Model
99.2	Registrant Turn-Around Plan and Actions
99.3	Registrant Fiscal Year 2001 and Fiscal Fourth Quarter Non-Recurring Charges and Fiscal Year 2001 and Fiscal Fourth Quarter Projections
99.4	Registrant Fiscal Year 2002 and Fiscal First Quarter Projections
99.5	Registrant Strategic Outlook for Fiscal Years 2003 through 2005

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EXHIBIT INDEX
SIGNATURES
EXHIBIT INDEX